                                                        EXHIBIT 10.4      PAGE 1
--------------------------------------------------------------------------------

THIS WARRANT AND THE SHARES OF COMMON STOCK OF INTERAMERICAS COMMUNICATIONS CORPORATION TO BE ISSUED UPON ANY EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISTRIBUTION OF SECURITIES) OR (III) IF AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


                                   WARRANT

                             TO PURCHASE SHARES

                                     OF

                                COMMON STOCK

                                     OF

                  INTERAMERICAS COMMUNICATIONS CORPORATION

                               FEBRUARY 3,1997

     This certifies that, for value received, NU Investments, LLC ("NUI") and any subsequent transferee pursuant to the terms of the Agreement (as defined below) of even date herewith and this Warrant (each, a "Holder") is entitled to purchase, subject to the provisions of this Warrant, from InterAmericas Communications Corporation, a Texas corporation (the "Issuer"), at any time or from time to time on or after the date hereof and on or before February 2, 2002 (the "Expiration Date"), One Hundred Thousand (100,000) fully paid and nonassessable shares of common stock, par value $.001 per share (the 'Common Stock"'), of the Issuer at an exercise price of Five Dollars ("5.00) per share, subject to adjustment pursuant to the terms hereunder (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

      Section 1. Definitions. Except as otherwise specified herein, terms defined herein shall have the meanings assigned to them in the Subscription Agreement of even date herewith by and between NUI and the Issuer (the "Agreement").

      Section 2    Exercise of Warrant.

              (a) Subject to the provisions hereof this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the provisions of Section 9 hereof is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as SCHEDULE ONE, duly executed and accompanied by payment to the Issuer as further set forth below in this
      Section 2, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer" shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of this Warrant. The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable in United States Dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose.

              (b) Certificates representing Warrant Shares shall bear the following restrictive legend:

                ""The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the ""Securities Act") or any state securities laws. They may not be offered or transferred by sale, assignment, pledge or otherwise unless (i) a registration statement for the securities under the Securities Act is in effect or (ii) the corporation has

                                                                          PAGE 2
--------------------------------------------------------------------------------

            received an opinion of counsel, which opinion is satisfactory to the corporation. to the effect that such registration is not required under the Securities Act."

            c) Notwithstanding any provisions herein to the contrary, if the Fair Market Value (hereinafter defined) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise and notice of such election in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:


            Y  (A - B)
            ----------
       X =    A

Where       X =    the number of shares of Common Stock to be issued to the
                   Holder

            Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

            A = the Fair Market Value of one share of the Issuer's Common Stock (at the date of such calculation)

            B =    Exercise Price (as adjusted at the date of such calculation)


     For purposes of the above calculation, Fair Market Value of one share of Common Stock shall be the average closing bid price (as reported by The Nasdaq SmallCap Market) of the Issuer's Common Stock for the five (5) consecutive trading days ending oh the trading day immediately preceding the date of the Election to Purchase.

     Section 3. Reservation of Shares Preservation of Rights of Holder. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer,
(ii) promptly to take such action as may be required of the Issuer to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof and (iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

     Section 4. Exchange. Transfer. Assignment or Loss of Warrant. Any attempted transfer of this Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer No transfer of this Warrant shall be effective for any purpose hereunder until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, and (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Warrant and the Agreement. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 4, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be canceled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary. Any Warrant, if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

                                                                          PAGE 3
--------------------------------------------------------------------------------

      Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost. stolen, destroyed or mutilated shall be at any time enforceable by anyone.

      Section 5 Rights of Holder. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges O{ A shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

      Section 6. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.

              (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

              (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

              (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock. any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in Section 8 below.

              (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the surviving or resulting corporation and in which the stockholders of the Issuer immediately prior to the merger or consolidation hold more than 50% of the voting stock of the Issuer following the merger or consolidation), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the issuer, except where the Issuer is the surviving entity and the stockholders of the Issuer immediately prior to the exchange hold more than 50% of the voting stock of the Issuer after the exchange), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such a sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers

                                                                          PAGE 4
--------------------------------------------------------------------------------

      covered hereby.

           (e) If the Issuer shall, at any time before the expiration of this Warrant, sell all or substantially all of its assets and distribute the proceeds thereof to the Issuer's shareholders, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such distribution with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such distribution results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise
      Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder.

           (f) If an event occurs which is similar in nature to the events described in this Section 6, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

           (g) The term "Common Stock" shall mean the Common Stock of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this
      Section 6, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

           (h) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 6, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

           (i) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

           (j) No adjustment in the Exercise Price in accordance with the provisions of this Section 6 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; provided however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price

           (k) If an adjustment is made under this Section 6 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 6 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

      Section 7. Taxes on Issue or Transfer of Common Stock and Warrant. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for)

      Section 8. Notice of Adjustment. So long as this Warrant shall be outstanding, (a) if the issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer

                                                                          PAGE 5
--------------------------------------------------------------------------------

shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least ten (10) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer. dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

     Section 9. Notice. Any notice to be given or to be served upon any party in connection with the Warrant must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two
(2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Issuer, to:

             InterAmericas Communications Corporation
             1221 Brickell Avenue, Suite 900
             Miami, Florida 33131
             Attn.:Patricio E. Northland, Chief Executive Officer
             Telephone:   (305) 377-6790
             Facsimile:   (305) 377-6791

     With copy to:

             Andrew Hulsh, Esq.
             Baker & McKenzie
             Barnett Tower - Suite 1600
             701 Brickell Avenue
             Miami, Florida 33T31-2827
             Telephone:   (305) 789-8900
             Facsimile:   (305) 789-8953

     If to the Holder, to:

             NU Investments, LLC
             Field Secretaries
             do Bank of Butterfield International Ltd.
             P.O. Box 705
             Butterfield House, Fort Street
             Grand Cayman, Cayman Island
             Attn.:Irwin Dikau
             Telephone:   (809) 949-7055
             Facsimile:   (809) 949-7004

     With a copy to;

             Kenneth S. Witt, Esq.
             Freeborn & Peters
             950 17th Street, Suite 2600
             Denver, Colorado 80202
             Telephone:   (303) 628-4200
             Facsimile:   (303) 628-4240


     Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     Section 10. Choice of Law: Conflict of Law: Jurisdiction and Venue. Except as otherwise expressly provided

                                                                          PAGE 6
--------------------------------------------------------------------------------

herein, the terms, conditions and enforceability of the Warrant shall be governed by and interpreted under the laws of the State of Illinois. Any claim, dispute or disagreement relating to the terms and conditions of this Warrant, or arising from this Warrant or the subject matter of this Warrant, may be brought only in the Circuit Courts of Cook or DuPage Counties in the State of Illinois or in the United States District Court for the Northern District of Illinois, which shall have exclusive jurisdiction thereof The parties to the Warrant consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.


                          [SIGNATURE PAGE FOLLOWS]

DATED:  FEBRUARY 3, 1997

        INTERAMERICAS COMMUNICATIONS
        CORPORATION


        BY: /s/ Patricio E. Northland
           --------------------------------
        Name:  Patricio E. Northland
        Title:   Chairman & CEO


ATTEST:


-----------------------
        , Secretary

                                                                          PAGE 7
--------------------------------------------------------------------------------
                                                                    SCHEDULE ONE


                            ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise this Warrant and to purchase _______ shares of InterAmericas Communications Corporation Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares be issued in the name of:


     ---------------------------------------------------------------------
                                   (Name)


     ---------------------------------------------------------------------
                                  (Address)


     ---------------------------------------------------------------------
              (United States Social Security or other taxpayer
                     identifying number, if applicable)

and, if different from above, be delivered to:


     ---------------------------------------------------------------------
                                   (Name)


     ---------------------------------------------------------------------
                                  (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.


Date:
     --------------- ---, -------

Name of Registered Owner:
                         -------------------------------------------------------



Address:
        ----------------------------------------
        ----------------------------------------

Signature:
          --------------------------------------